CMA
                                                            CMA GOVERNMENT
                                                            SECURITIES FUND
                                                            --------------------
                                                            Annual Report

                               [GRAPHIC OMITTED]

                                                            March 31, 1999
                                                            --------------------

                                                            [LOGO] Merrill Lynch

Dear Shareholder:
--------------------------------------------------------------------------------

For the year ended March 31, 1999, CMA Government Securities Fund paid shareholders a net annualized dividend of 4.81%.* As of March 31, 1999, the Fund's 7-day yield was 4.32%.

The average portfolio maturity for CMA Government Securities Fund at March 31, 1999 was 73 days, unchanged from the average on September 30, 1998.

The Environment

There were some conflicting signals regarding the future direction of the US economy during the six months ended March 31, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth has not ignited inflation, although the Organization for Petroleum Exporting Countries (OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board kept monetary policy on hold. During the period, we purchased 14-month and 18-month US Treasury coupons, reflecting our view that interest rates would remain steady.

Outside of the United States, signs of growth are less apparent in other major industrial economies, although the economic outlook appears to be improving in Europe. Although the crisis in Yugoslavia has raised serious geopolitical concerns, it was not a significant factor in the economic or investment outlook. In Japan, there are not yet clear signs that Japan's economy is improving, and the emerging economies remain tentative.

In the US capital markets, long-term interest rates have risen somewhat thus far in 1999, but yield spreads between Treasury and corporate issues are tightening. However, the major news was the Dow Jones Industrial Average closing above the 10,000 level for the first time; shortly after the end of the March period, other stock market indexes reached record high levels. Nevertheless, the US stock market's rise was very narrow in scope, with relatively few large-capitalization issues accounting for the advance.

In Conclusion

We thank you for your interest in CMA Government Securities Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Carlo J. Giannini

Carlo J. Giannini
Vice President and Portfolio Manager

May 4, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on CMA Government Securities Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.
================================================================================

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999                      (IN THOUSANDS)
================================================================================
                    Face      Interest       Maturity           Value
Issue              Amount       Rate           Date           (Note 1a)
--------------------------------------------------------------------------------
                      US Government Obligations--39.5%
--------------------------------------------------------------------------------
US Treasury      $155,000       4.80 %        4/19/99      $  154,607
Bills*             45,700       3.69          4/22/99          45,574
                   25,000       4.725         4/22/99          24,928
                   25,000       4.735         4/22/99          24,928
                    5,000       4.36         12/09/99           4,845
--------------------------------------------------------------------------------
US Treasury        70,100       6.375         4/30/99          70,194
Notes*             10,000       6.50          4/30/99          10,012
                   25,000       9.125         5/15/99          25,127
                   85,000       6.25          5/31/99          85,193
                   15,000       6.75          5/31/99          15,045
                   10,000       6.00          6/30/99          10,032
                   60,000       6.75          6/30/99          60,307
                   45,000       5.875         7/31/99          45,169
                   25,000       6.875         7/31/99          25,174
                   45,000       6.00          8/15/99          45,211
                   78,000       5.875         8/31/99          78,359
                   45,000       6.875         8/31/99          45,388
                  100,000       5.75          9/30/99         100,508
                   65,000       6.00         10/15/99          65,429
                   45,000       5.625        10/31/99          45,214
                   70,000       7.50         10/31/99          71,065
                   10,000       5.625        11/30/99          10,055
                   30,000       5.625        12/31/99          30,184
                   67,000       5.375         1/31/00          67,283
                   40,000       7.75          1/31/00          40,927
                   10,000       5.50          2/29/00          10,055
                   80,000       7.125         2/29/00          81,569
                   40,000       6.875         3/31/00          40,759
                   10,000       6.375         5/15/00          10,152
                   10,000       8.875         5/15/00          10,421
                   40,000       6.25          5/31/00          40,578
                   10,000       5.375         6/30/00          10,050
                   15,000       5.375         7/31/00          15,075
                   10,000       4.50          9/30/00           9,926
                   30,000       4.00         10/31/00          29,538
--------------------------------------------------------------------------------
Total US Government Obligations
(Cost--$1,458,300).......................................   1,458,881
--------------------------------------------------------------------------------
   Face                                                        Value
  Amount           Issue                                   (Notes 1a & 1b)
--------------------------------------------------------------------------------
                       Repurchase Agreements**--60.5%
--------------------------------------------------------------------------------
$150,000    Aubrey G. Lanston & Co., Inc., purchased
            on 3/31/99 to yield 4.90% to 4/01/99 ........     150,000
--------------------------------------------------------------------------------
$160,000    Barclays Capital Inc., purchased on
            3/31/99 to yield 4.90% to 4/01/99 ...........  $  160,000
--------------------------------------------------------------------------------
 180,000    Credit Suisse First Boston Corp.,
            purchased on 3/31/99 to yield 5.02%
            to 4/01/99...................................     180,000
--------------------------------------------------------------------------------
 180,000   Deutsche Bank Securities Inc.,
           purchased on 3/31/99 to yield 4.98%
           to 4/01/99....................................     180,000
--------------------------------------------------------------------------------
 160,000   Donaldson, Lufkin & Jenrette Securities
           Corp., purchased on 3/31/99 to yield
           4.90% to 4/01/99..............................     160,000
--------------------------------------------------------------------------------
 180,000   Goldman Sachs & Company, purchased
           on 3/31/99 to yield 5% to 4/01/99.............     180,000
--------------------------------------------------------------------------------
 170,000   Greenwich Capital Markets, Inc.,
           purchased on 3/31/99 to yield
           4.90% to 4/01/99..............................     170,000
--------------------------------------------------------------------------------
 182,000   J.P. Morgan Securities Inc., purchased
           on 3/05/99 to yield 4.80% to 4/01/99..........     182,000
--------------------------------------------------------------------------------
 180,000   Lehman Brothers Inc., purchased on
           3/31/99 to yield 4.98% to 4/01/99.............     180,000
--------------------------------------------------------------------------------
 180,000   Morgan Stanley & Co., purchased on
           3/31/99 to yield 4.98% to 4/01/99.............     180,000
--------------------------------------------------------------------------------
 180,000   Nesbitt Burns Securities, Inc.,
           purchased on 3/31/99 to yield 4.90%
           to 4/01/99....................................     180,000
--------------------------------------------------------------------------------
 152,064   PaineWebber Inc., purchased on
           3/31/99 to yield 4.90% to 4/01/99.............     152,064
--------------------------------------------------------------------------------
 180,000   Prudential Securities Inc., purchased
           on 3/31/99 to yield 4.98% to 4/01/99 .........     180,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost--$2,234,064).......................................   2,234,064
--------------------------------------------------------------------------------
Total Investments
(Cost--$3,692,364)--100.0%...............................   3,692,945

Other Assets Less Liabilities--0.0% .....................         241
                                                           ----------

Net Assets--100.0%.......................................  $3,693,186
                                                           ==========
================================================================================
* US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed rates upon maturity.
**    Repurchase Agreements are fully collateralized by US Government
      Obligations.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1999
================================================================================

Assets:
Investments, at value (identified cost--$3,692,363,612+) (Notes 1a & 1b)                           $3,692,944,981
Cash ...................................................................                                  100,493
Interest receivable ....................................................                               17,999,712
Prepaid registration fees and other assets (Note 1e) ...................                                  234,297
                                                                                                    -------------
Total assets ...........................................................                            3,711,279,483
                                                                                                    -------------
Liabilities:
Payables:
 Securities purchased ..................................................      $   15,208,633
 Investment adviser (Note 2) ...........................................           1,349,534
 Distributor (Note 2) ..................................................           1,153,499
 Beneficial interest redeemed ..........................................                  25           17,711,691
                                                                              --------------
Accrued expenses and other liabilities .................................                                  381,745
                                                                                                   --------------
Total liabilities ......................................................                               18,093,436
                                                                                                   --------------
Net Assets .............................................................                           $3,693,186,047
                                                                                                   ==============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized .............................................................                           $  369,260,468
Paid-in capital in excess of par .......................................                            3,323,344,210
Unrealized appreciation on investments--net ............................                                  581,369
                                                                                                   --------------
Net Assets--Equivalent to $1.00 per share based on 3,692,604,678 shares of
beneficial interest outstanding ........................................                           $3,693,186,047
                                                                                                   ==============

+ Cost for Federal income tax purposes was $3,692,366,157. As of March 31, 1999, net unrealized appreciation for Federal income tax purposes amounted to $578,824, of which $1,492,049 related to appreciated securities and $913,225 related to depreciated securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1999
================================================================================

Investment Income (Note 1d):
Interest and amortization of premium and discount earned ...............                           $  186,731,066
Expenses:
Investment advisory fees (Note 2) ......................................      $   14,245,998
Distribution fees (Note 2) .............................................           4,383,190
Transfer agent fees (Note 2) ...........................................             488,200
Registration fees (Note 1e) ............................................             422,610
Accounting services (Note 2) ...........................................             228,558
Custodian fees .........................................................             202,154
Professional fees ......................................................              79,468
Printing and shareholder reports .......................................              59,543
Trustees' fees and expenses ............................................              31,582
Other ..................................................................              22,575
                                                                              --------------
Total expenses .........................................................                               20,163,878
                                                                                                   --------------
Investment income--net .................................................                              166,567,188
Realized Gain on Investments--Net (Note 1d) ............................                                  419,102
Change in Unrealized Appreciation on Investments--Net ..................                                  329,288
                                                                                                   --------------
Net Increase in Net Assets Resulting from Operations ...................                           $  167,315,578
                                                                                                   ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                                                  For the Year Ended March 31,
                                                                                          -----------------------------------------
Increase (Decrease) in Net Assets:                                                               1999                     1998
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ...........................................................        $    166,567,188         $    167,944,425
Realized gain on investments--net ................................................                 419,102                  197,541
Change in unrealized appreciation/depreciation on investments--net ...............                 329,288                1,941,084
                                                                                          ----------------         ----------------
Net increase in net assets resulting from operations .............................             167,315,578              170,083,050
                                                                                          ----------------         ----------------
Dividends & Distributions to Shareholders (Note 1f):
Investment income--net ...........................................................            (166,567,188)            (167,944,425)
Realized gain on investments--net ................................................                (419,102)                (197,541)
                                                                                          ----------------         ----------------
Net decrease in net assets resulting from dividends and distributions
to shareholders ..................................................................            (166,986,290)            (168,141,966)
                                                                                          ----------------         ----------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares .................................................          13,270,135,147           14,532,261,909
Net asset value of shares issued to shareholders in reinvestment of
dividends and distributions (Note 1f) ............................................             166,833,005              167,986,012
                                                                                          ----------------         ----------------
                                                                                            13,436,968,152           14,700,247,921
Cost of shares redeemed ..........................................................         (13,284,151,025)         (14,585,617,671)
                                                                                          ----------------         ----------------
Net increase in net assets derived from beneficial interest transactions .........             152,817,127              114,630,250
                                                                                          ----------------         ----------------
Net Assets:
Total increase in net assets .....................................................             153,146,415              116,571,334
Beginning of year ................................................................           3,540,039,632            3,423,468,298
                                                                                          ----------------         ----------------
End of year ......................................................................        $  3,693,186,047         $  3,540,039,632
                                                                                          ================         ================

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended March 31,
                                                    -------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                   1999             1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year..............    $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                                    ----------       ----------       ----------       ----------       ----------
Investment income--net..........................         .0468            .0501            .0477            .0521            .0419
Realized and unrealized gain (loss) on
investments--net................................         .0002            .0007           (.0004)           .0002            .0008
                                                    ----------       ----------       ----------       ----------       ----------
Total from investment operations................         .0470            .0508            .0473            .0523            .0427
                                                    ----------       ----------       ----------       ----------       ----------
Less dividends and distributions:
  Investment income--net........................        (.0468)          (.0501)          (.0477)          (.0521)          (.0419)
  Realized gain on investments--net.............        (.0001)          (.0001)              --+          (.0003)          (.0002)
                                                    ----------       ----------       ----------       ----------       ----------
Total dividends and distributions...............        (.0469)          (.0502)          (.0477)          (.0524)          (.0421)
                                                    ----------       ----------       ----------       ----------       ----------

Net asset value, end of year....................    $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                                    ==========       ==========       ==========       ==========       ==========
Total Investment Return.........................          4.81%            5.15%            4.96%            5.37%            4.30%
                                                    ==========       ==========       ==========       ==========       ==========
Ratios to Average Net Assets:
Expenses........................................           .57%             .57%             .56%             .57%             .58%
                                                    ==========       ==========       ==========       ==========       ==========
Investment income and realized gain on
investments--net................................          4.68%            5.02%            4.81%            5.25%            4.18%
                                                    ==========       ==========       ==========       ==========       ==========
Supplemental Data:
Net assets, end of year (in thousands)..........    $3,693,186       $3,540,040       $3,423,468       $3,345,603       $3,132,803
                                                    ==========       ==========       ==========       ==========       ==========

+ Amount is less than $.0001 per share.

 See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================

1. Significant Accounting Policies:

CMA Government Securities Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
================================================================================

The Fund has adopted a Distribution and Share holder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3.    Transactions in Shares of Beneficial Interest:

The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
INDEPENDENT AUDITORS' REPORT
================================================================================

The Board of Trustees and Shareholders, CMA Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Government Securities Fund as of March 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Government Securities Fund as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 11, 1999

--------------------------------------------------------------------------------
CMA Government Securities Fund
Important Tax Information (unaudited)
================================================================================

None of the ordinary income distributions paid daily by CMA Government Securities Fund during its fiscal year ended March 31, 1999 qualify for the dividends-received deduction for corporations. The Fund distributed long-term capital gains of $.0000255 per share to shareholders of record as of March 24, 1999. All of this long-term capital gains distribution is subject to a 20% tax rate.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Fund invested in Federal Obligations as of the end of each quarter of the fiscal year:

------------------------------------------------
                               Percentage of
For the Quarter Ended       Federal Obligations*
------------------------------------------------
June 30, 1998...................   21.64%
September 30, 1998..............   32.41
December 31, 1998...............   21.51
March 31, 1999..................   39.31
------------------------------------------------

Of the Fund's ordinary income dividends paid during the fiscal year ended March 31, 1999, 33.59% was attributable to Federal Obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

Please retain this information for your records.

* For purposes of this calculation, Federal Obligations include US Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase Agreements are not included in this calculation.

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
OFFICERS AND TRUSTEES
================================================================================

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Kevin J. McKenna--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Carlo J. Giannini--Vice President
Donald C. Burke--Vice President
  and Treasurer
Robert Harris--Secretary

-------------------------------------------------------
Gerald M. Richard, Treasurer of CMA Govern ment
Securities Fund has recently retired. His colleagues at
Merrill Lynch Asset Management, L.P. join the Fund's
Board of Trustees in wishing Mr. Richard well in his
retirement.
-------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Government Securities Fund
Box 9011
Princeton, NJ 08543-9011                                              11212-3/99

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